Exhibit 99.1

FOR:	Consolidated Graphics, Inc.

CONTACT:	Jon C. Biro
Executive Vice President/
Chief Financial Officer
Consolidated Graphics, Inc.
(713) 787-0977

Christine Mohrmann/Alexandra Tramont
FTI Consulting, Inc.
(212) 850-5600

CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR THE

QUARTER ENDED DECEMBER 2011 AND ADDITIONAL $70 MILLION STOCK REPURCHASE AUTHORIZATION

HOUSTON, TEXAS — February 7, 2012 — Consolidated Graphics, Inc. (NYSE: CGX) today announced financial results for the quarter ended December 31, 2011.

Revenue for the December quarter was $283.9 million, a $15.2 million or 5.1% decrease compared to the prior year quarter.  The decline in revenue compared to the prior year quarter was due to an expected $11.3 million decline in election-related business, a 3.5% decline in same-store sales, partially offset by sales growth related to acquisitions.  Adjusted Operating Income for the December 2011 quarter was $20.6 million or 7.2% of revenue, compared to $30.2 million or 10.1% of revenue last year.  Adjusted Net Income was $12.6 million, or $1.21 per diluted share for the quarter, compared to Adjusted Net Income of $18.7 million or $1.60 per diluted share for the prior year quarter.

Operating income, which included a $2.0 million goodwill impairment charge, was $17.6 million for the December 2011 quarter. Operating income for the prior year quarter was $28.2 million and included impairment charges of $1.0 million. Net income for the December 2011 quarter was $10.8 million or $1.04 diluted earnings per share, compared to $17.6 million or $1.50 diluted earnings per share last year.

Joe R. Davis, Chairman and Chief Executive Officer of Consolidated Graphics, commented, “Our financial performance in the current quarter was impacted by expected lower election-related business and lower than anticipated seasonal sales of both custom photo products and sales into the  insurance industry. The lower sales into the insurance industry primarily related to one customer. We anticipate that the decline in business from this customer will be temporary. During the quarter, we also had non-recurring start-up expenses related to launching new hardware and platform software for certain customers, that adversely impacted the bottom line.”

Mr. Davis, continued, “Our recent investments in technology, such as our WorkSmart Suite™ products are being well received by our customers and will continue to provide long-term profitable growth. We continue to differentiate our customer offerings through investments in state-of-the-art technology, printing, and fulfillment solutions. Supported by our strong balance sheet, we believe these actions will continue to drive growth over the long-term and further enhance our competitive position.”

Mr. Davis concluded, “ Due to the seasonal nature of sales into the custom photo product and the insurance markets, we are optimistic that we will achieve year-over-year same-store sales growth in the March 2012 quarter. Based on current market conditions, we expect the March quarter’s revenue to be in the range of $265 - $275 million which assumes year-over-year same-store sales growth of up to 5%.”

Share Repurchase Program Update

During the quarter, the Company purchased 239,456 shares of its common stock for $11.0 million pursuant to a share repurchase program authorizing the Company to purchase up to an aggregate of $100 million of the Company’s common shares.  Since beginning the share repurchase program in November 2010, the Company has purchased 1,531,549 shares of its common stock (13.0% of shares outstanding) for $69.1 million. As of December 31, 2011, the Company had 10,242,578 common shares outstanding.

Additional Share Repurchase Authorization

On February 6, 2012, the Board of Directors amended the share repurchase program by increasing the authorization to purchase the Company’s common shares from $100 million to $170 million.  Additionally, the expiration of the program was extended to September 30, 2013. The amended share repurchase program enables the Company to repurchase shares of its common stock in open-market purchases as well as privately negotiated transactions, pursuant to applicable securities regulations, and subject to the terms of our bank facilities, market conditions and other factors. The Board of Directors may modify, suspend, extend or terminate the program at any time. Remaining authorization under the amended share repurchase program at February 6, 2012 was $100.5 million.

A reconciliation of the non-GAAP financial measures, Adjusted EBITDA, Free Cash Flow, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income and Adjusted Diluted Earnings Per Share to the most directly comparable GAAP financial measures are included in the attached tables and in the related Current Report on Form 8-K filed with the Securities and Exchange Commission. The Form 8-K also includes the basis for management’s use of these non-GAAP financial measures.

Consolidated Graphics, Inc. will host a conference call tomorrow, Wednesday, February 8, 2012, at 11:00 a.m. Eastern Time, to discuss its third quarter fiscal 2012 results. The conference call will be simultaneously broadcast live over the Internet on our website (www.cgx.com) and a subsequent archive of such call will also be available on our website.

Consolidated Graphics, Inc. (CGX), headquartered in Houston, Texas, is one of North America’s leading general commercial printing companies. With 70 printing businesses strategically located across 27 states, Toronto, and Prague, and a presence in Asia, CGX offers an unmatched geographic footprint, unsurpassed capabilities, and unparalleled levels of convenience, efficiency and service. With locations in or near virtually every major U.S. market, CGX provides the service and responsiveness of a local printer enhanced by the economic, geographic and technological advantages of a large national organization.

Consolidated Graphics’ vast and technologically advanced sheetfed and web printing capabilities are complemented by the world’s largest integrated digital footprint. By coupling North America’s most comprehensive printing capabilities with strategically located fulfillment centers and industry-leading technology, CGX delivers end-to-end print production and management solutions that are based on the needs of our customers to improve their results. For more information, visit www.cgx.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in which the Company discusses factors it believes may affect its performance or results in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding assumptions, expectations, beliefs and projections about future events or conditions. You can generally identify forward-looking statements by the appearance in such a statement of words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “forecast,” “project,” “should” or “will” or other comparable words or the negative of such words. The accuracy of the Company’s assumptions, expectations, beliefs and projections depends on events or conditions that change over time and are thus susceptible to change based on actual experience, new developments and known and unknown risks, including those created by general market conditions, competition and the possibility that events may occur beyond the Company’s control, which may limit its ability to maintain or improve its operating results or financial condition or acquire additional printing businesses. The Company gives no assurance that the forward-looking statements will prove to be correct and does not undertake any duty to update them. The Company’s actual future results might differ from the forward-looking statements made in this press release for a variety of reasons, which include weakness in the economy, financial stability of its customers, the sustained growth of its digital printing business, seasonality of election-related business, its ability to adequately manage business expenses, including labor costs, the unfavorable outcome of legal proceedings, the lack of or adequacy of insurance coverage for its operations, the continued availability of raw materials at affordable prices, retention of its key management and operating personnel, satisfactory labor relations, the potential for additional goodwill impairment charges, its ability to identify new acquisition opportunities, negotiate and finance such acquisitions on acceptable terms and successfully absorb and manage such acquisitions in a timely and efficient manner, as well as other risks described under the heading “Risk Factors” of our Annual Report on Form 10-K and the risk factors and cautionary statements described in the other documents the Company files or furnishes from time to time with the Securities and Exchange Commission, including its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of the foregoing risks or uncertainties materialize, or should the Company’s underlying assumptions, expectations, beliefs or projections  prove incorrect, the Company’s actual results may vary materially from those anticipated in its forward-looking statements, and its business, financial condition and results of operations could be materially and adversely affected.

Regulation G Reconciliation

This press release also contains references to the non-GAAP financial measures of Adjusted EBITDA, which we define as earnings, or net income, before interest, income taxes, depreciation and amortization, goodwill impairment charges, litigation and other charges, share-based compensation expense, non-cash foreign currency transaction gains and losses and net losses/gains from asset dispositions, Free Cash Flow, which we define as net cash provided by operating activities less capital expenditures plus proceeds from assets dispositions, Adjusted Operating Income, which we define as operating income before goodwill charges, litigation and other charges, share-based compensation expense, and non-cash foreign currency transaction net (gain)/loss, Adjusted Operating Margin, which we define as Adjusted Operating Income divided by sales, Adjusted Net Income, which we define as net income (loss) before goodwill charges, litigation and other charges, share-based compensation expense,  non-cash foreign currency transaction net (gain)/loss, all net of tax, and Adjusted Diluted Earnings Per Share, which we define as Adjusted Net Income divided by diluted weighted average number of common shares outstanding. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the tables below. Management’s opinion regarding the usefulness of these non-GAAP financial measures to investors and a description of the ways in which management used such measures can be found in the Current Report on Form 8-K we filed today with the Securities and Exchange Commission.

(Tables to follow)

# # #

CONSOLIDATED GRAPHICS, INC.

Consolidated Income Statements

(In thousands, except per share amounts, and unaudited)

	Three Months Ended				Nine Months Ended
	December 31,				December 31,
	2011	2010	Change		2011	2010	Change
			$	%			$	%

Sales	$283,891	$299,111	(15,220)	(5)	$794,644	$795,934	(1,290)	—
Cost of Sales	213,969	222,297	(8,328)	(4)	605,618	602,515	3,103	1
Gross Profit	69,922	76,814	(6,892)	(9)	189,026	193,419	(4,393)	(2)
Selling Expenses	23,149	23,471	(322)	(1)	68,411	69,078	(667)	(1)
General and Administrative Expenses	26,922	23,973	2,949	12	77,855	70,071	7,784	11
Goodwill Impairment Charge	1,984	—	1,984	nm	1,984	—	1,984	nm
Impairment and Other Charges	—	991	(991)	nm	5,281	(2,475)	7,756	nm
Other Expense	238	138	100	72	429	195	234	120
Operating Income	17,629	28,241	(10,612)	(38)	35,066	56,550	(21,484)	(38)
Interest Expense	1,676	1,805	(129)	(7)	4,831	5,904	(1,073)	(18)
Income before Taxes	15,953	26,436	(10,483)	(40)	30,235	50,646	(20,411)	(40)
Income Taxes	5,119	8,867	(3,748)	(42)	10,281	18,182	(7,901)	(43)
Net Income	$10,834	$17,569	(6,735)	(38)	$19,954	$32,464	(12,510)	(39)

Earnings Per Share
Basic	$1.05	$1.53			$1.86	$2.83
Diluted	$1.04	$1.50			$1.83	$2.79

Weighted Average Shares Outstanding
Basic	10,332	11,482			10,712	11,452
Diluted	10,459	11,694			10,885	11,655

Effective Income Tax Rate	32.1%	33.5%			34.0%	35.9%

nm- not meaningful

CONSOLIDATED GRAPHICS, INC.

Consolidated Balance Sheets

(In thousands, except share and per share amounts, and unaudited)

	December 31, 2011	March 31, 2011

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$7,002	$3,710
Accounts receivable, net	190,559	171,779
Inventories	55,677	50,888
Prepaid expenses	11,408	13,447
Deferred income taxes	12,137	10,787
Total current assets	276,783	250,611
PROPERTY AND EQUIPMENT, net	385,191	388,681
GOODWILL	24,681	27,124
OTHER INTANGIBLE ASSETS, net	16,391	19,376
OTHER ASSETS	10,610	12,691
	$713,656	$698,483
LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$21,509	$15,911
Accounts payable	97,970	90,100
Accrued liabilities	67,012	81,501
Total current liabilities	186,491	187,512
LONG-TERM DEBT, net of current portion	175,822	154,161
OTHER LIABILITIES	21,597	13,820
DEFERRED INCOME TAXES, net	51,236	45,629
Total liabilities	435,146	401,122
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Common stock, $.01 par value; 100,000,000 shares authorized; 10,242,578 and 11,072,053 issued and outstanding	102	110
Additional paid-in capital	161,024	170,547
Retained earnings	117,335	123,990
Accumulated other comprehensive income	49	2,714
Total shareholders’ equity	278,510	297,361
	$713,656	$698,483

Total debt	$197,331	$170,072
Debt-to-total capitalization	42%	36%

CONSOLIDATED GRAPHICS, INC.

Reconciliations of Non-GAAP Financial Measures

(In thousands, except per share amounts, and unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2011	2010	2011	2010

Net income	$10,834	$17,569	$19,954	$32,464
Income taxes	5,119	8,867	10,281	18,182
Interest expense, net	1,676	1,805	4,831	5,904
Depreciation and amortization	18,663	17,087	53,774	51,373
Goodwill impairment charge	1,984	—	1,984	—
Impairment and other charges	—	991	5,281	(2,475)
Share-based compensation expense	710	798	1,853	2,573
Non-cash foreign currency transaction loss	238	138	429	195
Net (gain) loss from asset dispositions	(331)	(78)	(725)	(174)
Adjusted EBITDA	$38,893	$47,177	$97,662	$108,042

Net cash provided by operating activities	$24,901	$21,714	$63,329	$51,898
Capital expenditures	(19,710)	(25,577)	(48,813)	(51,166)
Proceeds from asset dispositions	1,795	211	2,694	2,862
Free Cash Flow	$6,986	$(3,652)	$17,210	$3,594

Operating income	$17,629	$28,241	$35,066	$56,550
Goodwill impairment charge	1,984	—	1,984	—
Impairment and other charges	—	991	5,281	(2,475)
Share-based compensation expense	710	798	1,853	2,573
Non-cash foreign currency transaction loss	238	138	429	195
Adjusted Operating Income	$20,561	$30,168	$44,613	$56,843
Adjusted Operating Margin	7.2%	10.1%	5.6%	7.1%

Net income	$10,834	$17,569	$19,954	$32,464
Goodwill impairment charge	1,984	—	1,984	—
Tax benefit of goodwill impairment charge	(774)	—	(774)	—
Impairment and other charges	—	991	5,281	(2,475)
Tax benefit of impairment and other charges	—	(386)	(1,987)	965
Share-based compensation expense, net of taxes	433	487	1,130	1,570
Non-cash foreign currency transaction loss, net of taxes	145	84	262	119
Adjusted Net Income	$12,622	$18,745	$25,850	$32,643

CONSOLIDATED GRAPHICS, INC.

Reconciliations of Non-GAAP Financial Measures

(In thousands, except per share amounts, and unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31
	2011	2010	2011	2010

Diluted earnings per share	$1.04	$1.50	$1.83	$2.79
Goodwill impairment charge	0.19	—	0.18	—
Tax benefit of Goodwill impairment charge	(.07)	—	(.07)	—
Impairment and other charges	—	.08	.49	(.21)
Tax benefit of Impairment and other charges	—	(.03)	(.18)	.08
Share-based compensation expense, net of taxes	.04	.04	.10	.13
Non-cash foreign currency transaction loss, net of taxes	.01	.01	.02	.01
Adjusted Diluted Earnings Per Share	$1.21	$1.60	$2.37	$2.80